Description of Business	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Description of Business

Note 1: Description of Business

DecisionPoint Systems, Inc., which we sometimes refer to as the “Company”, we or us, is an enterprise mobility systems integrator that sells, installs, deploys and repairs mobile computing and wireless systems that are used both within a company’s facilities and in the field. These systems generally include mobile computers, mobile application software, and related data capture equipment including bar code scanners and radio frequency identification (“RFID”) readers. We also provide professional services, consulting, staging, kitting, deployment, maintenance, proprietary and third-party software and software customization as an integral part of our customized solutions for our customers. The suite of products utilizes the latest technologies to make complex mobile technologies easy to use, understand and keep running within all vertical markets such as; merchandising, sales and delivery; field service; logistics and transportation and warehouse management.

In June 2018, we acquired 100% of the outstanding stock of Royce Digital Systems, Inc. (“RDS”), located in Irvine, California for consideration of $5.6 million. RDS provides innovative enterprise print and mobile technologies, deployment services and on-site maintenance.

In December 2020, we acquired 100% of all of the issued and outstanding membership interests of ExtenData Solutions, LLC (“ExtenData”) for $5.2 million, including contingent consideration. As a result of the acquisition, ExtenData became a wholly owned subsidiary of the Company. ExtenData is focused on enterprise mobility solutions and that provides software product development, mobile computing, identification and tracking solutions, and wireless tracking solutions.  See Note 3 for additional information.